UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2017

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

SEMI-ANNUAL REPORT

JUNE 30, 2017

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2017

With the baseball season in full swing, the current stock market could be described as betting on a few "home run hitters" that have driven much of the market's performance this year. These mostly large cap tech stocks such as Apple, Amazon, Google parent Alphabet, Facebook, and Netflix, have benefited as investors "grab for growth." This is a typical pattern in the latter stages of a recovery, further reinforced by the large amounts of money pouring into passive investment funds where these stocks make up a large portion of the market basket.

For the second quarter and first half of 2017, the S&P 500 Total Return (TR) was 3.09% and 9.34%, and the Dow Jones Industrial Average TR was 3.95% and 9.35%, respectively. Our other key benchmark, the Bloomberg Barclays Government/Credit Bond Index return was 1.69% and 2.66%, respectively.

Outlook

While the market run up since the election of Donald Trump and a Republican Congress last fall had been explained in part by market expectations for regulatory relief and lower taxes, political gridlock has tempered those expectations for the near-term. In fact, as we pointed out last quarter, another explanation for the current strong market can be found in the fundamentals.

Between mid-2015 and mid-2016 we experienced four straight quarters of declining earnings for the S&P 500 before earnings again turned positive in the third quarter of last year. We are once again seeing steady growth with four consecutive quarters of year over year improvement, reaching 14% growth in Q1 and continued growth in Q2. And it's not just the U.S. that is exhibiting fundamental improvement. European economies are clearly improving, benefiting globally exposed U.S. companies as well as overseas stocks. Although the market's price earnings ratio is near the high end of its 10-year range, making the market look expensive, reacceleration of both revenue and earnings growth supports current valuations. While second quarter earnings have yet to be reported, we expect the positive trend to continue and project that earnings growth could be in the range of 10% for the full year.

We are now eight years into the current cycle. The unemployment rate continues to drop, resulting in a tight labor market which would typically put upward pressure on wages, causing some to worry about inflation. But wage growth and inflation remain subdued. As it attempts to keep the economy on a steady course without overheating, the Federal Reserve (Fed) raised interest rates in mid-June, the fourth rate hike this cycle, and we expect at least one additional hike this year. Even with higher rates, our estimate for gross domestic product (GDP) growth remains between two and two-and-one-half percent for the full year. An environment of steady economic growth, low inflation and increasing earnings bodes well for stocks. However, given current valuations, the market could be unforgiving if earnings disappoint.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Price Earnings Ratio is the ratio of a company's share price to its per-share earnings.

S&P 500 Total Return (TR) Index (S&P 500) is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2017

The Mairs & Power Growth Fund gained 2.62% in the second quarter and 7.91% for the first half of 2017, slightly behind the S&P 500 Total Return (TR) benchmark which was up 3.09% and 9.34% over the same periods, as well as the Lipper Multi Cap Core Funds Index of peers, which was up 2.86% and 8.60% respectively. Health Care and Industrials sectors were the largest positive contributors to the Fund's relative performance in the first half as the sectors performed well and stock selection remained a positive factor.

The market continued its strong post-election performance through the first half of 2017 but, as was pointed out in the first paragraph of the Funds' Market Commentary, much of the performance was due to the market betting on a few "home run hitters," mostly large cap tech stocks. By contrast, the Mairs & Power Growth Fund invests in companies of different sizes across a variety of industries, but with one common characteristic. We focus on solid companies that possess durable competitive advantages and hold those stocks for a long time. Successful over the long-term, our investment approach tends to lag the market late in the cycle. We believe this is happening again.

But, like a successful baseball team made up of strong players contributing throughout the season, lasting investment success is built on a portfolio of strong companies contributing at different times through a full investment cycle. While we continue to look for good companies with durable competitive advantages, the stocks of those companies can be overlooked in a narrow, growth-obsessed market such as the current one.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Graco Inc.	12.99%	Baxter International Inc.	27.20%
Bio-Techne Corp.	12.50%	Graco Inc.	22.18%
Toro Co.	7.84%	Medtronic PLC	15.26%
Medtronic PLC	7.08%	Toro Co.	14.50%
3M Co.	5.72%	3M Co.	7.25%

Weak Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Schlumberger Ltd.	-18.79%	Target Corp.	-36.95%
Fastenal Co.	-18.57%	Schlumberger Ltd.	-30.91%
CH Robinson Worldwide Inc.	-14.23%	General Mills Inc.	-19.65%
The Walt Disney Co.	-9.39%	Bemis Co. Inc.	-12.62%
Bemis Co. Inc.	-8.43%	US Bancorp	-8.27%

Past performance is no guarantee of future results.

For example, the market's continued focus on stocks like Amazon, a company that has arguably transformed the retail landscape, can create an overly simplistic view of real value elsewhere. Fastenal (FAST), a Winona, Minnesota-based industrial supplier that has long been a portfolio holding, is a case in point. As the internet makes physical retail stores less relevant, Fastenal is successfully competing in this new world by placing facilities right in its customers' plants. With its physical locations on-site at customer locations, Fastenal has made it difficult for competitors to gain a toehold. But the market has misinterpreted the company's strategy, focusing on gross margins which are under pressure as Fastenal gives customers price concessions to gain this physical on-site advantage. Fastenal's approach delivers an extremely attractive return on invested capital because the company can reduce investments in its own brick and mortar stores.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

Graco (GGG), a Minneapolis-based company focused on industrial and commercial fluid management systems, is another example. The stock has also been a good long-term holding that struggled in 2014 – 2015 as the industrial sector underperformed. When the company's end markets were weak, the company invested in expanded distribution and product innovation. We remained confident in management's ability to manage through the economic cycle. Now Graco is seeing strength across all business lines and geographic markets and its cost discipline allows improvements to go right to the bottom line. We think both Fastenal's and Graco's strategies are the right ones for long-term business success and attractive investment returns.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

Diversification does not guarantee profit or protect against loss.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2017

Ten years of investment performance (through June 30, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2017

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	12.13%	14.09%	8.05%	9.66%
S&P 500 Total Return Index(1)	17.90%	14.63%	7.18%	7.15%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2017

Portfolio Managers

Mark L. Henneman (C.F.A.), lead manager since
July 1, 2013, co-manager from January 1, 2006
through June 30, 2013, University of Minnesota, MBA Finance 1990

Andrew R. Adams (C.F.A.), co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$122.02
Expense Ratio	0.64%[1]
Portfolio Turnover Rate	4.79%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Ecolab Inc	4.9%
US Bancorp/MN	4.6
3M Co	4.2
Graco Inc	4.2
Medtronic PLC	4.0
Honeywell International Inc	4.0
Johnson & Johnson	3.7
Donaldson Co Inc	3.4
Hormel Foods Corp	3.1
Abbott Laboratories	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.4%
Industrials	29.1%
Health Care	23.9
Financials	12.7
Materials	10.6
Information Technology	9.9
Consumer Staples	5.6
Consumer Discretionary	4.6
Energy	2.0
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2017.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS 98.4%
	CONSUMER DISCRETIONARY 4.6%
290,000	Gentherm Inc (b)	$11,252,000
1,230,000	Target Corp	64,316,700
1,275,000	Walt Disney Co/The	135,468,750
		211,037,450
	CONSUMER STAPLES 5.6%
2,040,000	General Mills Inc	113,016,000
4,220,000	Hormel Foods Corp	143,944,200
		256,960,200
	ENERGY 2.0%
1,450,000	Schlumberger Ltd (a)	95,468,000
	FINANCIALS 12.7%
760,000	American Express Co	64,022,400
1,760,000	Associated Banc-Corp	44,352,000
1,150,000	Great Western Bancorp Inc	46,931,500
1,520,000	Principal Financial Group Inc	97,386,400
270,000	Travelers Cos Inc/The	34,163,100
4,095,000	US Bancorp/MN	212,612,400
1,540,000	Wells Fargo & Co	85,331,400
		584,799,200
	HEALTH CARE 23.9%
2,870,000	Abbott Laboratories	139,510,700
830,000	Baxter International Inc	50,248,200
905,000	Bio-Techne Corp	106,337,500
395,000	Eli Lilly & Co	32,508,500
1,305,000	Johnson & Johnson	172,638,450
2,080,000	Medtronic PLC (e)	184,600,000
1,305,000	Patterson Cos Inc	61,269,750
2,780,000	Pfizer Inc	93,380,200
3,510,000	Roche Holding AG (d)	111,618,000
305,000	UnitedHealth Group Inc	56,553,100
745,000	Zimmer Holdings Inc	95,658,000
		1,104,322,400
	INDUSTRIALS 29.1%
925,000	3M Co	192,575,750
1,285,000	CH Robinson Worldwide Inc	88,253,800
3,400,000	Donaldson Co Inc	154,836,000
1,530,000	Fastenal Co	66,600,900

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
540,000	Generac Holdings Inc (b)	$19,510,200
2,170,000	General Electric Co	58,611,700
1,760,000	Graco Inc	192,332,800
1,370,000	Honeywell International Inc	182,607,300
1,660,000	Pentair PLC (a)	110,456,400
320,000	Proto Labs Inc (b)	21,520,000
200,000	Snap-on Inc	31,600,000
415,000	Tennant Co	30,627,000
1,835,000	Toro Co/The	127,147,150
590,000	United Parcel Service Inc, Class B	65,248,100
		1,341,927,100
	INFORMATION TECHNOLOGY 9.9%
79,000	Alphabet Inc (b)	71,789,670
1,250,000	Badger Meter Inc	49,812,500
1,350,000	Corning Inc	40,567,500
2,080,000	Cray Inc (b) (f)	38,272,000
780,000	Fiserv Inc (b)	95,425,200
284,000	NVE Corp (f)	21,868,000
1,050,000	QUALCOMM Inc	57,981,000
930,000	Stratasys Ltd (a) (b)	21,678,300
3,050,000	Western Union Co/The	58,102,500
		455,496,670
	MATERIALS 10.6%
2,920,000	Bemis Co Inc	135,050,000
1,719,999	Ecolab Inc	228,329,867
2,491,600	HB Fuller Co	127,345,676
		490,725,543
	TOTAL COMMON STOCKS (cost $2,563,866,378)	$4,540,736,563
	SHORT-TERM INVESTMENTS 1.7%
77,104,357	First American Government Obligations Fund, Class Z, 0.84% (c) (cost $77,104,357)	$77,104,357

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	TOTAL INVESTMENTS 100.1% (cost $2,640,970,735)	$4,617,840,920
	OTHER ASSETS AND LIABILITIES (NET) (0.1)%	(3,315,770)
	TOTAL NET ASSETS 100.0%	$4,614,525,150

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2017, these securities represented $227,602,700 or 4.9% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Affiliated company at June 30, 2017.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2017

The Balanced Fund gained 2.30% for the second quarter and 5.49% for the first half of 2017 compared with its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg Barclays Government/Credit Bond Index) which gained 2.53% and 6.64% and the Morningstar Moderate Target Risk Index which gained 2.60% and 6.90%, for the second quarter and first half respectively.

On the equity side, an overweight position in the health care sector was the largest positive contributor to relative performance for the first half. Despite political uncertainty around health care reform, health care stocks continue to do well. The market continued its strong post-election performance through the first half of 2017, but as was pointed out in the first paragraph of the Funds' Market Commentary, much of the performance was due to the market betting on a few "home run hitters," mostly large cap tech stocks. By contrast, the Mairs & Power Balanced Fund invests in companies of different sizes across a variety of industries, but with one common characteristic. We focus on solid companies that possess durable competitive advantages and hold those stocks for a long time. Successful over the long-term, our investment approach tends to lag the market late in the cycle, where we are currently, when investors chase after growth wherever they can find it. But, like a successful baseball team made up of strong players contributing throughout the season, we believe lasting investment success is built on a portfolio of strong companies contributing through a full investment cycle.

Our multi-industry and multi-cap approach can be seen in the fact that in the first half of 2017 we added four smaller upper Midwest companies as new names to the Balanced Fund: Great Western Bancorp (GWB), Physicians Realty Trust (DOC), Bio-Techne Corp (TECH) and Fastenal (FAST). All four have been held in other Mairs & Power portfolios where we could closely observe their performance over time.

Fastenal illustrates how a narrow, growth-obsessed market such as the current one can create an overly simplistic view of real value elsewhere. As the internet makes physical retail stores less relevant, the Winona, Minnesota-based industrial supplier is successfully competing in this new world by placing facilities right in its customers' plants. With its physical locations on-site at customer locations, Fastenal has made it virtually impossible for competitors to gain a toehold. But the market has misinterpreted the company's strategy, focusing on gross margins which are under pressure as Fastenal gives customers price concessions to gain this physical on-site advantage. Fastenal's approach delivers an extremely attractive return on invested capital because the company no longer needs to invest in its own brick and mortar stores.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Graco Inc.	12.99%	Baxter International Inc.	26.40%
Corning Inc.	8.21%	Graco Inc.	16.42%
Medtronic PLC	7.08%	Abbott Laboratories	14.25%
Abbott Laboratories	6.37%	Medtronic PLC	12.41%
3M Co.	5.72%	Corning Inc.	8.97%

Weak Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Schlumberger Ltd.	-18.79%	Target Corp.	-36.95%
International Business Machines Corp.	-14.75%	Schlumberger Ltd.	-30.91%
CH Robinson Worldwide Inc.	-14.23%	General Electric Co.	-23.87%
General Electric Co.	-12.45%	Chevron Corp.	-20.70%
Western Union Co.	-9.48%	Exxon Mobil Corp.	-19.90%

Past performance is no guarantee of future results.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Graco (GGG), a Minneapolis-based company focused on industrial and commercial fluid management systems, is another example. The stock has also been a good long-term holding that struggled in 2014 – 2015 as the industrial sector underperformed. When the company's end markets were weak, they invested in expanding distribution and in innovation to improve existing products and develop new ones in order to maintain a leg up on the competition. We remained confident in management's ability to manage through the economic cycle. Now Graco is seeing strength across all end-user business lines and geographic markets and their cost discipline allows improvements to go right to the bottom line. We think both Fastenal's and Graco's strategies are the right ones for long-term business success and attractive investment returns.

On the fixed income side, the Fed raised interest rates in the quarter and we expect another modest hike later this year. As a result, we are seeing short-term rates rise compared to longer-term rates, although inflation remains in check. The Fed has also indicated it will begin unwinding its holdings of mortgage backed securities at some point in the next several quarters. The pace of both Fed moves is what most market observers are focused on. In the current environment, we have leaned toward shorter maturity securities as a more opportunistic and defensive posture in a rising interest rate environment, and we are maintaining that approach.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Moderate Target Risk Index is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibboston Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2017

Ten years of investment performance (through June 30, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2017

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	8.48%	9.76%	6.78%	7.97%
Composite Index(1)	10.29%	9.67%	6.45%	6.75%
S&P 500 Total Return Index(2)	17.90%	14.63%	7.18%	7.15%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	-0.41%	2.29%	4.57%	5.32%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)   The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)   The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2017

Portfolio Managers

Ronald L. Kaliebe (C.F.A.), lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013, University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley (C.F.A.), co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$91.05
Expense Ratio	0.72%[1]
Portfolio Turnover Rate	4.95%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 3

Medtronic PLC	3.2%
Ecolab Inc	2.7
US Bancorp/MN	2.6
United Parcel Service Inc, Class B	2.4
Honeywell International Inc	2.4
Johnson & Johnson	2.3
Graco Inc	2.2
3M Co	2.0
Abbott Laboratories	1.9
Pfizer Inc	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.2%
Corporate Bonds	29.8%
Asset Backed Securities	2.5
Preferred Securities	0.7
Federal Agency Obligations	0.2
Common Stocks 64.3%
Health Care	16.9
Industrials	14.2
Financials	9.9
Information Technology	5.4
Materials	4.6
Energy	4.4
Consumer Staples	4.0
Consumer Discretionary	3.4
Utilities	1.1
Real Estate	0.4
Preferred Stocks 0.1%	0.1
Short-term Investments 2.4%[4]	2.4%
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2017.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 33.2%
	FEDERAL AGENCY OBLIGATIONS 0.2%
$500,000	Federal Farm Credit Banks	3.590%	12/27/28	$500,337
1,000,000	Federal Home Loan Banks	3.500%	12/22/31	1,005,156
				1,505,493
	CORPORATE BONDS 29.8%
	CONSUMER DISCRETIONARY 3.1%
250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	256,250
500,000	Best Buy Co Inc	5.000%	08/01/18	516,248
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	998,153
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,045,705
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,088,322
555,000	Kohl's Corp	4.000%	11/01/21	568,415
500,000	Whirlpool Corp	4.700%	06/01/22	544,534
750,000	Newell Rubbermaid Inc	4.000%	06/15/22	788,470
1,000,000	Block Financial LLC	5.500%	11/01/22	1,083,336
1,000,000	Staples Inc	4.375%	01/12/23	1,013,490
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	1,030,894
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,015,459
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,045,447
2,385,000	LKQ Corp	4.750%	05/15/23	2,432,700
500,000	Hyatt Hotels Corp	3.375%	07/15/23	508,677
1,000,000	Viacom Inc	4.250%	09/01/23	1,043,922
2,000,000	Viacom Inc	3.875%	04/01/24	2,037,272
1,000,000	Tiffany & Co	3.800%	10/01/24	1,014,073
1,000,000	CBS Corp	3.500%	01/15/25	1,013,436
2,000,000	Coach Inc	4.250%	04/01/25	2,039,954
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	1,019,951
1,500,000	Ford Motor Credit Co LLC	4.134%	08/04/25	1,525,881
2,000,000	Priceline Group Inc/The	3.600%	06/01/26	2,024,530
1,000,000	Ford Motor Co	4.346%	12/08/26	1,029,440
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	989,733
2,000,000	Comcast Corp	4.250%	01/15/33	2,131,540
				29,805,832
	CONSUMER STAPLES 0.9%
3,250,000	Land O' Lakes Inc (g)	6.000%	11/15/22	3,607,500
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	1,038,603
500,000	Land O' Lakes Inc (g)	7.250%	07/14/27	534,375
1,949,000	Land O'Lakes Capital Trust I (g)	7.450%	03/15/28	2,236,477

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES (continued)
$500,000	Altria Group Inc	4.250%	08/09/42	$516,787
1,000,000	Cargill Inc (g)	4.100%	11/01/42	1,049,874
				8,983,616
	ENERGY 1.4%
2,000,000	ConocoPhillips Co	4.200%	03/15/21	2,120,490
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	144,160
500,000	Western Gas Partners LP	4.000%	07/01/22	512,545
1,020,000	TechnipFMC PLC (a) (g)	3.450%	10/01/22	1,016,180
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,505,364
2,000,000	Halliburton Co	3.500%	08/01/23	2,058,562
2,300,000	Murphy Oil Corp	6.875%	08/15/24	2,403,500
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	516,616
1,000,000	ConocoPhillips Co	3.350%	11/15/24	1,019,557
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,059,381
500,000	Murphy Oil Corp (f)	6.125%	12/01/42	471,250
500,000	Apache Corp	4.250%	01/15/44	468,334
				13,295,939
	FINANCIALS 12.8%
500,000	Royal Bank of Scotland Group PLC (a)	4.250%	07/15/17	500,224
500,000	Comerica Bank	5.200%	08/22/17	502,286
500,000	Bank of America Corp	6.000%	09/01/17	503,439
500,000	American Express Bank FSB	6.000%	09/13/17	504,084
500,000	Bear Stearns Cos LLC/The	6.400%	10/02/17	505,763
500,000	Prudential Financial Inc	6.000%	12/01/17	508,726
500,000	Barclays Bank PLC (a) (g)	6.050%	12/04/17	508,580
1,000,000	Morgan Stanley	5.950%	12/28/17	1,020,405
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	511,174
500,000	Wachovia Corp	5.750%	02/01/18	511,712
250,000	Lincoln National Corp	7.000%	03/15/18	259,047
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	518,750
500,000	Morgan Stanley	6.625%	04/01/18	517,755
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,025,715
500,000	Bank of America Corp	6.875%	04/25/18	520,315
500,000	Provident Cos Inc	7.000%	07/15/18	524,300
500,000	MetLife Inc	6.817%	08/15/18	527,924
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	529,892
500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	510,303

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	BB&T Corp	6.850%	04/30/19	$542,482
250,000	WR Berkley Corp	6.150%	08/15/19	269,805
500,000	Protective Life Corp	7.375%	10/15/19	556,713
500,000	Prospect Capital Corp	5.125%	11/15/19	496,672
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	536,925
500,000	Prospect Capital Corp	4.000%	01/15/20	491,521
500,000	Morgan Stanley	5.500%	01/26/20	539,343
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	543,326
450,000	Compass Bank	5.500%	04/01/20	478,113
1,000,000	Barclays PLC (a)	3.250%	01/12/21	1,016,968
1,000,000	HSBC Holdings PLC (a)	3.400%	03/08/21	1,027,797
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,096,720
500,000	Markel Corp	5.350%	06/01/21	548,262
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,078,917
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	548,025
500,000	Aflac Inc	4.000%	02/15/22	534,123
3,000,000	Primerica Inc	4.750%	07/15/22	3,234,039
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,054,662
1,000,000	Invesco Finance PLC (a)	3.125%	11/30/22	1,018,917
1,000,000	Standard Chartered PLC (a) (g)	3.950%	01/11/23	1,008,521
500,000	First American Financial Corp	4.300%	02/01/23	513,560
2,000,000	Wells Fargo & Co	3.450%	02/13/23	2,047,702
4,073,000	Assurant Inc	4.000%	03/15/23	4,199,328
1,000,000	Markel Corp	3.625%	03/30/23	1,031,103
1,500,000	Citigroup Inc	3.500%	05/15/23	1,521,868
500,000	Morgan Stanley	4.100%	05/22/23	521,980
3,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	3,191,655
2,000,000	E*TRADE Financial Corp	4.625%	09/15/23	2,080,000
500,000	Ameriprise Financial Inc	4.000%	10/15/23	534,216
500,000	CNA Financial Corp	7.250%	11/15/23	605,218
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	620,755
1,000,000	Moody's Corp	4.875%	02/15/24	1,100,876
1,000,000	HSBC Holdings PLC (a)	4.250%	03/14/24	1,034,512
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,057,785
540,000	Wintrust Financial Corp	5.000%	06/13/24	554,726
2,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	2,412,292
2,060,000	Legg Mason Inc	3.950%	07/15/24	2,089,957
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,522,452

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$1,500,000	Stifel Financial Corp	4.250%	07/18/24	$1,527,123
1,000,000	Citigroup Inc	4.000%	08/05/24	1,029,209
3,000,000	Synchrony Financial	4.250%	08/15/24	3,064,218
1,000,000	Bank of America Corp	4.200%	08/26/24	1,038,104
2,800,000	Brown & Brown Inc	4.200%	09/15/24	2,937,354
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,139,330
2,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	2,069,194
3,000,000	American Express Co	3.625%	12/05/24	3,069,786
3,000,000	Associated Banc-Corp	4.250%	01/15/25	3,059,790
4,000,000	Kemper Corp	4.350%	02/15/25	4,039,832
1,050,000	TCF National Bank	4.600%	02/27/25	1,044,413
1,000,000	Lincoln National Corp	3.350%	03/09/25	1,000,076
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	322,215
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,321,197
3,000,000	American International Group Inc	3.750%	07/10/25	3,055,740
1,000,000	Synchrony Financial	4.500%	07/23/25	1,028,350
2,000,000	Janus Capital Group Inc	4.875%	08/01/25	2,149,510
3,000,000	HSBC Holdings PLC (a)	4.250%	08/18/25	3,081,915
3,000,000	Capital One Financial Corp	4.200%	10/29/25	3,025,026
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,606,030
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,085,854
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,035,470
2,000,000	Voya Financial Inc	3.650%	06/15/26	2,003,798
2,000,000	MSCI Inc (g)	4.750%	08/01/26	2,055,600
2,290,000	Old Republic International Corp	3.875%	08/26/26	2,288,880
500,000	Morgan Stanley	4.350%	09/08/26	519,819
1,000,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	966,334
1,000,000	Citigroup Inc	4.300%	11/20/26	1,027,141
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,035,786
250,000	Provident Cos Inc	7.250%	03/15/28	317,870
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	934,940
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	637,303
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	497,686
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	489,349
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	494,033
1,000,000	JPMorgan Chase & Co (f)	3.250%	01/31/33	964,128
649,000	Lloyds Bank PLC (a) (f)	3.400%	01/31/33	626,244
250,000	Citigroup Inc (f)	4.000%	06/27/34	247,057

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$538,000	Bank of America Corp	4.000%	08/15/34	$532,780
1,000,000	Prudential Financial Inc	4.050%	11/15/34	999,398
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	986,006
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	1,089,093
500,000	MetLife Inc	4.125%	08/13/42	511,504
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	514,104
500,000	Pacific LifeCorp (g)	5.125%	01/30/43	558,077
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	532,223
500,000	Principal Financial Group Inc	4.350%	05/15/43	523,753
2,500,000	M&T Bank Corp (f)	5.125%	12/29/49	2,596,875
				123,451,747
	HEALTH CARE 1.5%
500,000	UnitedHealth Group Inc	6.000%	02/15/18	513,341
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,069,967
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,039,190
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,040,682
2,000,000	Mylan Inc/PA	4.200%	11/29/23	2,094,278
500,000	Wyeth LLC	6.450%	02/01/24	607,735
3,000,000	Actavis Funding SCS (a)	3.800%	03/15/25	3,103,047
1,500,000	Baxalta Inc	4.000%	06/23/25	1,564,519
1,000,000	Celgene Corp	3.875%	08/15/25	1,044,351
1,000,000	Biogen Inc	4.050%	09/15/25	1,055,789
1,000,000	Express Scripts Holding Co	4.500%	02/25/26	1,059,808
				14,192,707
	INDUSTRIALS 2.1%
65,000	Masco Corp	7.125%	03/15/20	72,870
500,000	IDEX Corp	4.200%	12/15/21	519,969
500,000	GATX Corp	4.750%	06/15/22	542,479
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	546,212
2,000,000	Dun & Bradstreet Corp/The (f)	4.625%	12/01/22	2,076,588
2,000,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	01/15/23	2,095,000
600,000	MasTec Inc	4.875%	03/15/23	598,500
1,000,000	GATX Corp	3.900%	03/30/23	1,036,245
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	540,238
1,000,000	Flowserve Corp	4.000%	11/15/23	1,037,018
2,126,000	Air Lease Corp	4.850%	02/01/24	2,131,525
500,000	Pitney Bowes Inc	4.625%	03/15/24	512,612

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
$1,899,000	Oshkosh Corp	5.375%	03/01/25	$1,993,950
2,000,000	Tennant Co (g)	5.625%	05/01/25	2,100,000
500,000	Toro Co/The	7.800%	06/15/27	626,366
2,000,000	Eaton Corp	4.000%	11/02/32	2,068,950
1,000,000	Pitney Bowes Inc	5.250%	01/15/37	977,119
590,000	Eaton Corp	4.150%	11/02/42	603,480
500,000	Lockheed Martin Corp	4.070%	12/15/42	511,064
				20,590,185
	INFORMATION TECHNOLOGY 3.6%
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	523,650
81,000	Hewlett-Packard Co	3.750%	12/01/20	84,780
750,000	Hewlett-Packard Co	4.300%	06/01/21	797,116
1,500,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	4.420%	06/15/21	1,581,327
2,000,000	NetApp Inc	3.375%	06/15/21	2,051,598
1,000,000	eBay Inc	3.800%	03/09/22	1,045,000
2,000,000	Western Union Co/The	3.600%	03/15/22	2,038,402
500,000	Motorola Solutions Inc	3.750%	05/15/22	516,574
2,000,000	Symantec Corp	3.950%	06/15/22	2,078,000
1,000,000	Computer Sciences Corp	4.450%	09/15/22	1,058,561
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,052,264
1,025,000	Fiserv Inc	3.500%	10/01/22	1,060,329
3,000,000	Autodesk Inc	3.600%	12/15/22	3,087,960
2,000,000	Fidelity National Information Services Inc	3.500%	04/15/23	2,078,176
1,352,000	Total System Services Inc	3.750%	06/01/23	1,402,820
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,170,340
1,000,000	Altera Corp	4.100%	11/15/23	1,077,303
500,000	Motorola Solutions Inc	4.000%	09/01/24	502,671
2,000,000	Lam Research Corp	3.800%	03/15/25	2,042,100
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,049,972
1,000,000	Juniper Networks Inc	4.350%	06/15/25	1,043,368
4,000,000	Intel Corp	4.000%	12/15/32	4,220,236
1,500,000	Western Union Co/The	6.200%	11/17/36	1,586,397
				34,148,944
	MATERIALS 2.2%
500,000	Carpenter Technology Corp	5.200%	07/15/21	522,213
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	488,750
175,000	Mosaic Co/The	3.750%	11/15/21	181,525
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	533,593

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$1,000,000	Domtar Corp	4.400%	04/01/22	$1,050,901
1,000,000	RPM International Inc	3.450%	11/15/22	1,027,042
500,000	Carpenter Technology Corp	4.450%	03/01/23	509,007
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,480,959
1,750,000	Barrick Gold Corp (a)	4.100%	05/01/23	1,893,290
2,000,000	Nucor Corp	4.000%	08/01/23	2,113,924
1,000,000	BP Capital Markets PLC (a)	3.994%	09/26/23	1,061,230
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,104,472
1,000,000	International Paper Co	3.650%	06/15/24	1,030,802
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	1,062,500
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	942,500
756,000	Eastman Chemical Co	3.800%	03/15/25	777,988
865,000	Union Carbide Corp	7.500%	06/01/25	1,058,285
200,000	Worthington Industries Inc	4.550%	04/15/26	206,822
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,289,098
1,000,000	Alcoa Inc	5.950%	02/01/37	1,007,500
1,000,000	Newmont Mining Corp	4.875%	03/15/42	1,056,637
				21,399,038
	REAL ESTATE 0.6%
1,250,000	CBRE Services Inc	5.000%	03/15/23	1,302,327
1,000,000	CBRE Services Inc	5.250%	03/15/25	1,088,968
350,000	CBRE Services Inc	4.875%	03/01/26	372,627
2,500,000	Physicians Realty Trust	4.300%	03/15/27	2,533,575
				5,297,497
	TELECOMMUNICATION SERVICES 0.6%
500,000	CenturyLink Inc	6.150%	09/15/19	532,500
3,000,000	AT&T Inc	3.000%	06/30/22	3,001,551
1,150,000	AT&T Inc	3.800%	03/01/24	1,175,998
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	475,680
1,000,000	Verizon Communications Inc	4.400%	11/01/34	990,856
				6,176,585
	UTILITIES 1.0%
500,000	Commonwealth Edison Co	6.150%	09/15/17	504,528
1,000,000	Tampa Electric Co	6.100%	05/15/18	1,036,845
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	259,807
250,000	South Jersey Gas Co	7.125%	10/22/18	262,809
250,000	United Utilities PLC (a)	5.375%	02/01/19	260,590

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES (continued)
$1,170,000	ONEOK Inc	4.250%	02/01/22	$1,208,025
785,000	SCANA Corp	4.125%	02/01/22	789,636
1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	1,052,196
1,565,000	National Fuel Gas Co	3.750%	03/01/23	1,562,939
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,117,262
1,550,000	Dominion Resources Inc/VA	3.625%	12/01/24	1,587,998
				9,642,635
	TOTAL CORPORATE BONDS			286,984,725
	ASSET BACKED SECURITIES 2.5%
595,969	Delta Air Lines 2012-1 Class B Pass Through Trust (g)	6.875%	05/07/19	633,575
281,086	American Airlines 2011-1 Class B Pass Through Trust (g)	7.000%	07/31/19	287,579
19,586	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	20,087
286,469	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	292,742
241,332	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	253,688
397,177	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	453,775
550,519	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	584,981
712,783	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.264%	05/20/23	763,106
407,695	United Airlines 2014-1 Class B Pass Through Trust	4.750%	10/11/23	419,926
173,111	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	189,661
318,383	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	349,840
776,661	Delta Air Lines 2007-1 Class B Pass Through Trust (g)	8.021%	02/10/24	878,870
64,322	United Airlines 2014-2 Class B Pass Through Trust	4.625%	03/03/24	65,570
525,901	American Airlines 2014-1 Class B Pass Through Trust	4.375%	04/01/24	533,789
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	1,011,200
624,899	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	694,013
1,847,406	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	1,836,322
1,352,028	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	1,397,861
887,145	American Airlines 2015-2 Class B Pass Through Trust	4.400%	03/22/25	891,048
329,969	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	378,442
3,615,564	American Airlines 2016-1 Class B Pass Through Trust	5.250%	07/15/25	3,800,681
378,495	Spirit Airlines Pass Through Trust 2015-1B	4.450%	10/01/25	386,065
1,978,783	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	2,019,941
1,529,509	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	1,602,160
877,240	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	931,541
805,549	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	836,804
1,668,479	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	1,700,848

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$420,325	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/01/28	$421,922
182,911	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	03/22/29	187,886
476,334	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	492,863
				24,316,786
	PREFERRED SECURITIES 0.7%
22,745	Protective Life Corp	6.000%	09/01/42	575,903
40,000	Selective Insurance Group Inc	5.875%	02/09/43	1,023,200
40,000	WR Berkley Corp	5.625%	04/30/53	1,044,000
22,304	Verizon Communications Inc	5.900%	02/15/54	600,424
40,000	American Financial Group Inc/OH	6.250%	09/30/54	1,078,400
40,000	Qwest Corp	6.875%	10/01/54	1,025,200
40,000	NextEra Energy Capital Holdings Inc	5.700%	03/01/72	1,013,600
				6,360,727
	TOTAL FIXED INCOME SECURITIES (cost $309,383,248)			$319,167,731
	COMMON STOCKS 64.3%
	CONSUMER DISCRETIONARY 3.4%
72,000	Home Depot Inc/The			$11,044,800
195,000	Target Corp			10,196,550
112,000	Walt Disney Co/The			11,900,000
				33,141,350
	CONSUMER STAPLES 4.0%
162,000	General Mills Inc			8,974,800
46,000	Hershey Co/The			4,939,020
508,000	Hormel Foods Corp			17,327,880
53,000	Kimberly-Clark Corp			6,842,830
				38,084,530
	ENERGY 4.4%
130,000	Chevron Corp			13,562,900
203,000	Exxon Mobil Corp			16,388,190
186,000	Schlumberger Ltd (a)			12,246,240
				42,197,330
	FINANCIALS 9.9%
94,000	American Express Co			7,918,560
394,000	Associated Banc-Corp			9,928,800
87,000	Great Western Bancorp Inc			3,550,470

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIALS (continued)
158,000	JPMorgan Chase & Co	$14,441,200
271,000	Principal Financial Group Inc	17,362,970
35,000	Travelers Cos Inc/The	4,428,550
485,000	US Bancorp/MN	25,181,200
225,000	Wells Fargo & Co	12,467,250
		95,279,000
	HEALTH CARE 16.9%
380,000	Abbott Laboratories	18,471,800
84,000	AbbVie Inc	6,090,840
98,000	Baxter International Inc	5,932,920
28,000	Bio-Techne Corp	3,290,000
123,500	Bristol-Myers Squibb Co	6,881,420
157,000	Eli Lilly & Co	12,921,100
166,000	Johnson & Johnson	21,960,140
343,500	Medtronic PLC (e)	30,485,625
137,000	Patterson Cos Inc	6,432,150
539,000	Pfizer Inc	18,105,010
527,000	Roche Holding AG (d)	16,758,600
83,000	UnitedHealth Group Inc	15,389,860
		162,719,465
	INDUSTRIALS 14.2%
91,000	3M Co	18,945,290
181,000	CH Robinson Worldwide Inc	12,431,080
117,000	Emerson Electric Co	6,975,540
82,000	Fastenal Co	3,569,460
458,000	General Electric Co	12,370,580
195,000	Graco Inc	21,309,600
172,000	Honeywell International Inc	22,925,880
138,000	Pentair PLC (a)	9,182,520
80,000	Toro Co/The	5,543,200
210,100	United Parcel Service Inc, Class B	23,234,959
		136,488,109
	INFORMATION TECHNOLOGY 5.4%
12,400	Alphabet Inc (b)	11,268,252
420,000	Corning Inc	12,621,000
60,000	International Business Machines Corp	9,229,800
125,000	QUALCOMM Inc	6,902,500
638,000	Western Union Co/The	12,153,900
		52,175,452

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	MATERIALS 4.6%
240,000	Bemis Co Inc	$11,100,000
193,000	Ecolab Inc	25,620,750
156,000	HB Fuller Co	7,973,160
		44,693,910
	REAL ESTATE 0.4%
165,000	Physicians Realty Trust	3,323,100
	UTILITIES 1.1%
88,000	ALLETE Inc	6,307,840
98,000	Xcel Energy Inc	4,496,240
		10,804,080
	TOTAL COMMON STOCKS (cost $438,500,403)	$618,906,326
	PREFERRED STOCKS 0.1%
	UTILITIES 0.1%
40,000	SCE Trust I	$1,004,800
	TOTAL PREFERRED STOCKS (cost $986,226)	$1,004,800
	SHORT-TERM INVESTMENTS 2.2%
21,328,094	First American Government Obligations Fund, Class Z, 0.84% (c) (cost $21,328,094)	$21,328,094
	TOTAL INVESTMENTS 99.8% (cost $770,197,971)	$960,406,951
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	1,856,897
	TOTAL NET ASSETS 100.0%	$962,263,848

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2017, these securities represented $41,642,774 or 4.3% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Step Bonds – Securities for which the interest rate will adjust on specified future date(s). The rate disclosed represents the interest rate in effect as of June 30, 2017.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of June 30, 2017, these securities represented $30,546,230 or 3.2% of total net assets.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2017

The Mairs & Power Small Cap Fund returned 2.08% and 4.73% in the second quarter and first half of 2017 respectively compared to 1.71% and 2.79% for the S&P 600 Small Cap Total Return Index. The peer group, as measured by the Morningstar Small Blend category, was up 1.53% and 3.24% for the quarter and first half.

As has been the case over the last several quarters, the Fund's relative outperformance was driven by solid stock selection. Although, the Fund's underweight allocation in the energy sector, the worst performing sector in the small cap universe (down 36.8% in the first half), did aid relative performance as well.

Turning to stock selection, top contributors to performance included Graco (GGG) and Raven Industries (RAVN). When Graco's construction end markets were weaker, management made a point of investing in innovation, distribution and manufacturing automation despite a difficult operating environment. Management reasoned the company would build on its competitive advantage when some of their peers could not. As Graco's end markets have turned positive, the company is now benefiting from those investments in both market share gains and operating profit leverage. Similarly Raven Industries has been operating in a difficult agriculture market. But, the company invested in research and development to bring about innovation in its precision agriculture business. While the agriculture market has not recovered to the same extent construction has, it has stabilized and Raven is well positioned to take market share. Both of these top performers exemplify characteristics we look for in our long-term holdings: strong competitive positions combined with management's vision and willingness to take advantage of end market cycles to further improve their competitive advantages.

One of the largest underperformers in the Fund was Oasis Petroleum (OAS), an exploration and production company with significant acreage in the Bakken oil formation in North Dakota. As oil prices have come under pressure in the first half of the year, Oasis' end markets have obviously weakened. However, the company has continued to work on reducing drilling costs and improving recoveries, which should benefit them as energy markets stabilize. We have managed the impact of the company's operating volatility on the Fund by holding only a relatively modest position in the stock.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Proto Labs Inc.	29.89%	Workiva Inc.	36.77%
Catalent Inc.	22.23%	Raven Industries Inc.	29.35%
Graco Inc.	14.37%	Graco Inc.	28.73%
Bio-Techne Corp.	13.88%	Premier Inc.	15.79%
Wintrust Financial Corp.	8.88%	Gentherm Inc.	11.83%

Weak Performers

Second Quarter (3/31/17 – 6/30/17)		Year To Date (12/31/16 – 6/30/17)
Oasis Petroleum Inc.	-45.26%	Oasis Petroleum Inc.	-49.62%
Hub Group Inc., Cl A	-19.06%	Hawkins Inc.	-16.88%
Cray Inc.	-17.69%	Hub Group Inc., Cl A	-15.13%
Actuant Corp.	-8.35%	United Fire Group Inc.	-13.18%
Apogee Enterprises Inc.	-6.36%	Casey's General Stores Inc.	-12.69%

Past performance is no guarantee of future results.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

During the second quarter Mocon, Cardinal Financial and PrivateBancorp were eliminated from the portfolio as they were all acquired by larger companies. PrivateBancorp was acquired by United Bankshares (UBSI) for stock, which we decided to retain, which results in the portfolio now having a new position. United Bankshares, like PrivateBancorp, is based in the Washington D.C. area, a region with strong demographic trends and the added scale brought about by the merger should help the bank leverage compliance costs over time.

Small cap stocks are trading near the upper end of their 10-year valuation range on a number of conventional measures. But, relative to large cap stocks they are still trading below their historical average premiums. Companies (both large and small) are seeing a recovery in revenue and earnings growth after a decline in 2016. While we have not seen improvements in top line productivity recently, we are hopeful that productivity gains (primarily in the form of factory automation) will help aid in this earnings re-acceleration. But it is still early in this trend. Overall we continue to feel fairly positive about the small cap market as these tailwinds in combination with the active acquisition market should benefit the portfolio.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2017

Investment performance since commencement of operations (through June 30, 2017)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2017

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	19.16%	8.69%	15.87%	18.78%
S&P 600 Small Cap Total Return Index(1)	22.47%	9.32%	15.47%	16.34%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 600 Small Cap Total Return Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2017

Portfolio Managers

Andrew R. Adams (C.F.A.), lead manager since 2011, University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf (C.F.A.), co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$25.48
Expense Ratio	1.05%[1]
Portfolio Turnover Rate	6.96%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Apogee Enterprises Inc	3.6%
Wintrust Financial Corp	3.5
Glacier Bancorp Inc	3.5
ALLETE Inc	3.4
Bio-Techne Corp	3.2
Great Western Bancorp Inc	3.1
Donaldson Co Inc	3.1
Badger Meter Inc	3.0
Physicians Realty Trust	3.0
Oshkosh Corp	2.9

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.3%
Industrials	26.6%
Financials	22.4
Health Care	11.1
Information Technology	9.9
Consumer Discretionary	6.9
Utilities	6.5
Materials	6.4
Real Estate	5.1
Consumer Staples	2.8
Energy	0.6
Short-term Investments 1.7%[4]	1.7
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2017.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  As of September 30, 2016, the Small Cap Fund is closed to new investors. The close is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS 98.3%
	CONSUMER DISCRETIONARY 6.9%
20,100	Buffalo Wild Wings Inc (b)	$2,546,670
316,485	Gentherm Inc (b)	12,279,618
259,323	Marcus Corp/The	7,831,555
381,700	Tile Shop Holdings Inc	7,882,105
		30,539,948
	CONSUMER STAPLES 2.8%
114,400	Casey's General Stores Inc	12,253,384
	ENERGY 0.6%
348,500	Oasis Petroleum Inc (b)	2,805,425
	FINANCIALS 22.4%
464,300	Associated Banc-Corp	11,700,360
247,113	Bank Mutual Corp	2,261,084
132,600	Cullen/Frost Bankers Inc	12,452,466
193,148	EMC Insurance Group Inc	5,365,651
429,900	Glacier Bancorp Inc	15,738,639
341,500	Great Western Bancorp Inc	13,936,615
83,717	QCR Holdings Inc	3,968,186
193,415	United Bankshares Inc/WV	7,581,868
252,012	United Fire Group Inc	11,103,649
206,800	Wintrust Financial Corp	15,807,792
		99,916,310
	HEALTH CARE 11.1%
120,000	Bio-Techne Corp	14,100,000
71,815	Cardiovascular Systems Inc (b)	2,314,597
338,800	Catalent Inc (b)	11,891,880
212,900	Patterson Cos Inc	9,995,655
306,749	Premier Inc (b)	11,042,964
		49,345,096
	INDUSTRIALS 26.6%
499,900	Actuant Corp	12,297,540
284,300	Apogee Enterprises Inc	16,159,612
299,768	Donaldson Co Inc	13,651,434
282,700	Generac Holdings Inc (b)	10,213,951
107,100	Graco Inc	11,703,888
219,600	Hub Group Inc, Class A (b)	8,421,660
186,600	Oshkosh Corp	12,853,008

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
84,600	Proto Labs Inc (b)	$5,689,350
173,376	Raven Industries Inc	5,773,421
58,900	Snap-on Inc	9,306,200
153,111	Tennant Co	11,299,592
17,300	Toro Co/The	1,198,717
		118,568,373
	INFORMATION TECHNOLOGY 9.9%
336,710	Badger Meter Inc	13,417,894
425,620	Cray Inc (b)	7,831,408
161,200	CyberOptics Corp (b)	3,328,780
70,934	NVE Corp	5,461,918
58,000	SPS Commerce Inc (b)	3,698,080
173,500	Stratasys Ltd (a) (b)	4,044,285
73,926	VASCO Data Security International Inc (b)	1,060,838
286,080	Workiva Inc (b)	5,449,824
		44,293,027
	MATERIALS 6.4%
260,500	Bemis Co Inc	12,048,125
155,980	Hawkins Inc	7,229,673
181,400	HB Fuller Co	9,271,354
		28,549,152
	REAL ESTATE 5.1%
208,406	Agree Realty Corp	9,559,583
662,300	Physicians Realty Trust	13,338,722
		22,898,305
	UTILITIES 6.5%
212,100	ALLETE Inc	15,203,328
144,100	Black Hills Corp	9,722,427
162,300	MDU Resources Group Inc	4,252,260
		29,178,015
	TOTAL COMMON STOCKS (cost $356,665,624)	$438,347,035

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2017

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 1.7%
7,764,417	First American Government Obligations Fund, Class Z, 0.84% (c) (cost $7,764,417)	$7,764,417
	TOTAL INVESTMENTS 100.0% (cost $364,430,041)	$446,111,452
	OTHER ASSETS AND LIABILITIES (NET) 0.0% (d)	84,845
	TOTAL NET ASSETS 100.0%	$446,196,297

(a)  Foreign security denominated in U.S. dollars. As of June 30, 2017, these securities represented $4,044,285 or 0.9% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2017.

(d)  Percentage is less than 0.05%.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)  June 30, 2017

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$4,557,700,920	$960,406,951	$446,111,452
Affiliated securities (Note 5) *	60,140,000	-	-
	4,617,840,920	960,406,951	446,111,452
Receivable for Fund shares sold	4,897,015	1,870,200	366,229
Receivable for securities sold	696,260	-	1,260,876
Dividends and interest receivable	3,729,687	4,130,925	360,384
Prepaid expenses and other assets	120,591	58,474	44,534
	4,627,284,473	966,466,550	448,143,475
LIABILITIES
Payable for Fund shares redeemed	1,500,392	1,046,816	68,106
Payable for securities purchased	8,666,335	2,557,324	1,477,799
Accrued investment management fees (Note 2)	2,057,589	455,414	321,914
Accrued Fund administration fees (Note 2)	129,016	27,269	12,165
Accrued audit and tax fees	25,828	22,629	17,049
Accrued transfer agent fees	187,471	40,888	24,373
Accrued Trustee fees	-	94	-
Other accrued fees	192,692	52,268	25,772
	12,759,323	4,202,702	1,947,178
NET ASSETS	$4,614,525,150	$962,263,848	$446,196,297
NET ASSETS CONSIST OF
Portfolio capital	$2,338,478,497	$758,759,630	$348,794,950
Undistributed net investment income	221,879	106,823	1,293,299
Undistributed net realized gain on investments	298,954,589	13,188,415	14,426,637
Net unrealized appreciation on investments	1,976,870,185	190,208,980	81,681,411
TOTAL NET ASSETS	$4,614,525,150	$962,263,848	$446,196,297
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	37,817,538	10,568,205	17,509,203
Net asset value per share	$122.02	$91.05	$25.48
* Cost of investments
Cost of unaffiliated securities	$2,585,072,000	$770,197,971	$364,430,041
Cost of affiliated securities (Note 5)	55,898,735	-	-
	$2,640,970,735	$770,197,971	$364,430,041

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2017

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$44,281,100	$7,535,831	$3,366,326
Dividends from affiliated securities (Note 5)	632,891	-	-
Interest income	188,145	6,545,026	18,451
TOTAL INCOME	45,102,136	14,080,857	3,384,777
Expenses:
Investment management fees (Note 2)	12,517,359	2,769,102	1,885,709
Fund administration fees (Note 2)	439,304	94,646	47,033
Fund accounting fees	236,049	84,810	42,821
Trustees' fees (Note 2)	126,678	25,499	10,686
Transfer agent fees	795,877	199,779	127,824
Custodian fees	133,555	29,456	15,477
Legal and audit fees	76,528	31,373	21,570
Printing and mailing fees	83,029	25,968	19,331
Other fees	130,233	45,845	25,129
TOTAL EXPENSES	14,538,612	3,306,478	2,195,580
NET INVESTMENT INCOME	30,563,524	10,774,379	1,189,197
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain on investments
Unaffiliated issuers	252,128,545	11,696,117	10,409,718
Affiliated issuers (Note 5)	1,772,169	-	-
	253,900,714	11,696,117	10,409,718
Change in net unrealized appreciation on investments	61,004,657	26,902,999	7,802,895
NET GAIN ON INVESTMENTS	314,905,371	38,599,116	18,212,613
NET INCREASE IN NET ASSETS FROM OPERATIONS	$345,468,895	$49,373,495	$19,401,810
* Net of foreign taxes withheld:	$522,425	$81,215	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS
Net investment income	$30,563,524	$59,014,988
Net realized gain on investments sold	253,900,714	228,541,974
Net change in unrealized appreciation of investments	61,004,657	293,729,932
NET INCREASE IN NET ASSETS FROM OPERATIONS	345,468,895	581,286,894
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(30,444,670)	(59,223,124)
Net realized gain on investments sold	-	(185,712,022)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(30,444,670)	(244,935,146)
CAPITAL TRANSACTIONS
Proceeds from shares sold	212,152,172	577,802,660
Reinvestment of distributions from net investment income and net realized gains	28,229,961	230,788,986
Cost of shares redeemed	(333,353,798)	(589,735,067)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(92,971,665)	218,856,579
TOTAL INCREASE IN NET ASSETS	222,052,560	555,208,327
NET ASSETS
Beginning of period	4,392,472,590	3,837,264,263
End of period (including undistributed net investment income of $221,879 and $103,025, respectively)	$4,614,525,150	$4,392,472,590
FUND SHARE TRANSACTIONS
Shares sold	1,782,565	5,121,591
Shares issued for reinvested distributions	231,995	2,024,148
Shares redeemed	(2,785,990)	(5,296,639)
NET INCREASE (DECREASE) IN FUND SHARES	(771,430)	1,849,100

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS
Net investment income	$10,774,379	$17,794,126
Net realized gain on investments sold	11,696,117	11,922,537
Net change in unrealized appreciation of investments	26,902,999	48,030,253
NET INCREASE IN NET ASSETS FROM OPERATIONS	49,373,495	77,746,916
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(10,684,846)	(17,835,606)
Net realized gain on investments sold	-	(10,422,947)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(10,684,846)	(28,258,553)
CAPITAL TRANSACTIONS
Proceeds from shares sold	134,923,435	246,503,157
Reinvestment of distributions from net investment income and net realized gains	10,330,712	27,374,812
Cost of shares redeemed	(83,104,489)	(129,621,052)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	62,149,658	144,256,917
TOTAL INCREASE IN NET ASSETS	100,838,307	193,745,280
NET ASSETS
Beginning of period	861,425,541	667,680,261
End of period (including undistributed net investment income of $106,823 and $10,414, respectively)	$962,263,848	$861,425,541
FUND SHARE TRANSACTIONS
Shares sold	1,511,685	2,859,341
Shares issued for reinvested distributions	114,408	316,060
Shares redeemed	(926,127)	(1,533,511)
NET INCREASE IN FUND SHARES	699,966	1,641,890

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS
Net investment income	$1,189,197	$1,245,987
Net realized gain on investments sold	10,409,718	8,795,727
Net change in unrealized appreciation of investments	7,802,895	55,509,050
NET INCREASE IN NET ASSETS FROM OPERATIONS	19,401,810	65,550,764
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(1,192,986)
Net realized gain on investments sold	-	(5,933,906)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	-	(7,126,892)
CAPITAL TRANSACTIONS
Proceeds from shares sold	73,314,686	166,097,410
Reinvestment of distributions from net investment income and net realized gains	-	6,817,946
Cost of shares redeemed *	(28,963,168)	(42,733,307)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	44,351,518	130,182,049
TOTAL INCREASE IN NET ASSETS	63,753,328	188,605,921
NET ASSETS
Beginning of period	382,442,969	193,837,048
End of period (including undistributed net investment income of $1,293,299 and $104,102, respectively)	$446,196,297	$382,442,969
FUND SHARE TRANSACTIONS
Shares sold	2,954,414	7,497,583
Shares issued for reinvested distributions	-	279,653
Shares redeemed	(1,163,667)	(2,008,979)
NET INCREASE IN FUND SHARES	1,790,747	5,768,257
* Net of redemption fees of:	$30,653	$55,910

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2017

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2017, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2017

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of June 30, 2017:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,617,840,920	$647,599,947	$446,111,452
Level 2**	-	312,807,004	-
Level 3	-	-	-
Total	$4,617,840,920	$960,406,951	$446,111,452

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers among levels during the period and did not hold any Level 3 investments during the period ended June 30, 2017.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2017, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2016, none of the Funds had capital loss carryforwards nor did they have any qualified later year losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2017

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition of disclosures.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

As described below, effective June 1, 2017, the Adviser also provides various administrative services to the Funds under the Management Agreement. Through May 31, 2017 the Adviser provided fund administration services to the Funds under a written fund administration servicing agreement (the Administration Agreement) approved by the Board. The Adviser provided general fund management under this agreement, which included liaison to and oversight of Fund service providers, coordination of Board activities and shareholder meetings and assistance in updating and monitoring Fund compliance and financial and tax reporting. The fund administration fee paid to the Adviser was computed at an annual rate of 0.00281% of average daily net assets. As described below the Administration Agreement terminated effective June 1, 2017. Fund administration fees incurred for the six months ended June 30, 2017 and fund administration fees payable to the Adviser as of June 30, 2017 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$52,687	$10,747	$4,856
Fund administration fees payable	-	-	-

Effective June 1, 2017 and following approval by the Board, the Adviser amended and restated the Management Agreement for the purpose of incorporating the administrative services previously provided by the Adviser to the Trust under the Administration Agreement and making other related clerical updates. Administrative services provided include operational support, compliance services, service provider oversight and general fund management. In connection with the amendment of the Management Agreement, the Administration Agreement was terminated effective June 1, 2017. There was no reduction or modification to the nature or level of services provided by the Adviser to the Funds in connection with the foregoing, and the amount of advisory fees payable to the Adviser by each Fund under the Management Agreement did not increase.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2017

Note 2 – Related-Party Transactions (continued)

Pursuant to an administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged an administration fee paid to USBFS. The administrator provides performance reporting, financial reporting, tax reporting, and compliance and regulatory reporting. Administration fees from USBFS incurred for the six months ended June 30, 2017 and administration fees payable to USBFS as of June 30, 2017 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Administration fees paid	$386,617	$83,899	$42,177
Administration fees payable	129,016	27,269	12,165

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the six months ended June 30, 2017 and the year ended December 31, 2016, were as follows:

Six months ended June 30, 2017
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$30,444,670	$10,684,846	$-
Long-term capital gains	-	-	-
Total distributions paid	$30,444,670	$10,684,846	$-
Year ended December 31, 2016
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$59,223,124	$17,835,606	$1,192,986
Long-term capital gains	185,712,022	10,422,947	5,933,906
Total distributions paid	$244,935,146	$28,258,553	$7,126,892

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2017

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,465,213,288	$685,344,988	$308,256,590
Gross unrealized appreciation	$2,000,238,014	$174,864,498	$83,613,352
Gross unrealized depreciation	(85,167,102)	(11,559,909)	(10,362,757)
Net unrealized appreciation	$1,915,070,912	$163,304,589	$73,250,595
Undistributed ordinary income	$103,025	$10,414	$104,102
Undistributed long-term capital gains	30,498,982	55,397	3,995,908
Total distributable earnings	$30,602,007	$65,811	$4,100,010
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,945,672,919	$163,370,400	$77,350,605

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2017 were as follows:

	Purchases	Sales
Growth Fund	$252,639,826	$214,270,180
Balanced Fund	112,709,149	44,131,529
Small Cap Fund	78,244,783	28,882,324

The Funds did not make any purchases and/or sales of government securities during the six months ended June 30, 2017.

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the six months ended June 30, 2017. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/16	Purchases	Sales	Balance 06/30/17	Dividend Income	Fair Value at 06/30/17
Cray Inc	2,070,000	10,000	-	2,080,000	$-	$38,272,000
NVE Corp	348,891	-	64,891	284,000	632,891	21,868,000
					$632,891	$60,140,000

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2017 (1)	2016	2015	2014	2013	2012
	(unaudited)
Per Share
Net asset value, beginning of period	$113.83	$104.44	$116.20	$111.09	$83.95	$70.78
Income from investment operations:
Net investment income	0.82	1.61	1.68	1.54	1.23	1.33
Net realized and unrealized gain (loss)	8.18	14.43	(5.17)	7.48	28.58	14.08
Total from investment operations	9.00	16.04	(3.49)	9.02	29.81	15.41
Distributions to shareholders from:
Net investment income	(0.81)	(1.61)	(1.67)	(1.53)	(1.23)	(1.34)
Net realized gains on investments sold	-	(5.04)	(6.60)	(2.38)	(1.44)	(0.90)
Total distributions	(0.81)	(6.65)	(8.27)	(3.91)	(2.67)	(2.24)
Net asset value, end of period	$122.02	$113.83	$104.44	$116.20	$111.09	$83.95
Total investment return	7.91%	15.38%	(3.07)%	8.12%	35.64%	21.91%
Net assets, end of period, in thousands	$4,614,525	$4,392,473	$3,837,264	$4,297,475	$3,964,530	$2,498,207
Ratios/supplemental data:
Ratio of expenses to average net assets	0.64%	0.66%	0.65%	0.65%	0.67%	0.70%
Ratio of net investment income to average net assets	1.36	1.42	1.43	1.36	1.27	1.69
Portfolio turnover rate	4.79	10.99	9.64	6.42	3.79	1.58

(1)  For the six months ended June 30, 2017, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2017 (1)	2016	2015	2014	2013	2012
	(unaudited)
Per Share
Net asset value, beginning of period	$87.29	$81.16	$86.79	$82.31	$70.83	$62.15
Income from investment operations:
Net investment income	1.03	1.99	2.14	1.98	1.79	1.89
Net realized and unrealized gain (loss)	3.75	7.21	(4.34)	4.59	11.58	8.79
Total from investment operations	4.78	9.20	(2.20)	6.57	13.37	10.68
Distributions to shareholders from:
Net investment income	(1.02)	(1.99)	(2.13)	(2.00)	(1.78)	(1.91)
Net realized gains on investments sold	-	(1.08)	(1.30)	(0.09)	(0.11)	(0.09)
Total distributions	(1.02)	(3.07)	(3.43)	(2.09)	(1.89)	(2.00)
Net asset value, end of period	$91.05	$87.29	$81.16	$86.79	$82.31	$70.83
Total investment return	5.49%	11.42%	(2.54)%	8.04%	19.02%	17.34%
Net assets, end of period, in thousands	$962,264	$861,426	$667,680	$722,863	$564,315	$286,910
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.72%	0.74%
Ratio of net investment income to average net assets	2.33	2.37	2.49	2.39	2.43	2.94
Portfolio turnover rate	4.95	14.10	14.05	4.53	3.02	5.46

(1)  For the six months ended June 30, 2017, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended		Year Ended December 31,
	June 30, 2017 (1)		2016		2015		2014		2013		2012
	(unaudited)
Per Share
Net asset value, beginning of period	$24.33		$19.48		$20.67		$19.78		$14.49		$11.21
Income from investment operations:
Net investment income	0.07		0.08		0.08		0.08		0.06		0.01
Net realized and unrealized gain (loss)	1.08		5.24		(1.04)		1.25		5.56		3.42
Total from investment operations	1.15		5.32		(0.96)		1.33		5.62		3.43
Distributions to shareholders from:
Net investment income	-		(0.08)		(0.08)		(0.07)		(0.06)		(0.02)
Net realized gains on investments sold	-		(0.39)		(0.15)		(0.37)		(0.27)		(0.13)
Redemption fees(2)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	-
Total distributions	-		(0.47)		(0.23)		(0.44)		(0.33)		(0.15)
Net asset value, end of period	$25.48		$24.33		$19.48		$20.67		$19.78		$14.49
Total investment return	4.73%		27.27%		(4.68)%		6.73%		38.75%		30.60%
Net assets, end of period, in thousands	$446,196		$382,443		$193,837		$162,230		$111,486		$41,644
Ratios/supplemental data:
Ratio of expenses to average net assets	1.05%		1.05%		1.06%		1.07%		1.17%		1.73%
Before expense reimbursement(4)	1.05		1.05		1.06		1.07		1.17		1.25
After expense reimbursement(4)
Ratio of net investment income to average net assets
Before expense reimbursement(4)	0.57%		0.48%		0.43%		0.43%		0.37%		(0.14)%
After expense reimbursement(4)	0.57		0.48		0.43		0.43		0.37		0.34
Portfolio turnover rate	6.96		21.26		23.27		15.85		34.91		6.93

(1)  For the six months ended June 30, 2017, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

(4)  The Adviser agreed to waive the Small Cap Fund's investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, such as money market funds), other investment-related costs and other extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Small Cap Fund's business) from exceeding 1.25% of daily net assets through April 30, 2015. The arrangement terminated on April 30, 2015.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2017 through June 30, 2017 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2017	Ending Account Value 06/30/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,079.10	$3.30
Hypothetical assumed 5% return	$1,000.00	$1,021.62	$3.21

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.64%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2017	Ending Account Value 06/30/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,054.90	$3.67
Hypothetical assumed 5% return	$1,000.00	$1,021.22	$3.61

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2017	Ending Account Value 06/30/2017	Expenses Paid During Period *
Actual return	$1,000.00	$1,047.30	$5.33
Hypothetical assumed 5% return	$1,000.00	$1,019.59	$5.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.05%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Board of Trustees (the Board) of Mairs & Power Funds Trust (the Trust), including the Trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended (the Independent Trustees), unanimously approved the renewal of the Agreement for Investment Counsel Service (the Advisory Contract) between the Trust on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs & Power, Inc. (the Adviser) at a meeting of the Board held on May 16, 2017. In evaluating the Advisory Contract, the Trustees took into account their cumulative experience with the Adviser and their ongoing review and discussion with the Funds' portfolio managers at meetings throughout the year. The Trustees also considered information provided at quarterly meetings of the Board throughout the year regarding the nature, extent and quality of services provided by the Adviser, the performance of the Funds, brokerage and trading, Fund expenses, compliance issues and other matters.

In preparation for the May 16, 2017 meeting, the Adviser provided the Trustees with extensive materials that were relevant to the Trustees' consideration of the Advisory Contract, including performance assessments for each Fund against the respective peer group and benchmark index, comparative fee and expense information and information about the Adviser's compliance program, personnel and financial condition. The Board also reviewed a memorandum prepared by the Trust's legal counsel regarding the Board's responsibilities in evaluating the Advisory Contract. As part of their discussion at the May 16 meeting, the Independent Trustees discussed the materials and the proposed renewal of the Advisory Contract in executive session with legal counsel present, but with no representatives of the Adviser present. In reaching their decision to renew the Advisory Contract with the Adviser, the Trustees considered all factors they believed to be relevant. Each of these factors and the conclusions reached by the Trustees with respect to these factors helped form the basis for the decision to renew the Advisory Contract with the Adviser and are discussed below. In their deliberations, the Trustees did not identify any single factor as determinative.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Nature, Extent and Quality of Services

With respect to the quality and extent of the Adviser's services provided to the Funds, the Trustees noted each Fund's performance record, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser, the investments it has made in the advisory business, including the hiring of new personnel who help support the Funds, and the services it would continue to provide the Funds and their shareholders under the Advisory Contract. The Trustees considered the Adviser's disciplined investment decision-making process, including its emphasis on companies located in the Upper Midwest and the Durable Competitive Advantage analysis performed to identify companies with sustainable long-term growth. The Trustees also took into account other components of the services provided by the Adviser to the Funds, such as the provision of office space and Fund officers, the Adviser's distribution strategy, the Adviser's risk management system and results of the most recent compliance review. The Trustees noted that the Adviser was proposing to eliminate the administrative servicing fee previously paid to the Adviser under a separate fund administration and servicing agreement and provide various administrative services to the Funds under the Advisory Contract at no extra costs to the Funds, including operational support, compliance services, service provider oversight and general fund management. The Trustees concluded that they were satisfied with the nature, extent and quality of services currently provided, and to be provided, by the Adviser under the Advisory Contract.

Investment Performance

In reviewing each Fund's performance, the Trustees considered the information provided in connection with the May 16, 2017 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year as well as an in depth review of prior year performance and risk metrics for the Funds at the first quarter meeting. At the May 16, 2017 meeting, the Trustees considered the investment results for the Funds compared to 1) mutual funds in each Fund's Morningstar category; 2) a representative peer group of funds with similar investment objectives and strategies, as determined by the Adviser; and 3) each Fund's respective performance benchmark. With respect to the Growth Fund and the Balanced Fund, the Trustees reviewed comparative performance information for the one-, three-, five-, ten-year and since-inception periods ended December 31, 2016. The Trustees noted that the performance of the Growth Fund exceeded the Morningstar category average return and the S&P 500 benchmark return for the one-, five- and ten-year periods, and had exceeded the peer group average return over all periods. The Balanced Fund's performance exceeded the average return of the peer group and Morningstar category for the one-year, three-year, five-year and ten-year periods. The Balanced Fund's performance also exceeded the average return of the composite index for all periods other than the three-year period. The Trustees noted that both the Growth and Balanced Fund also exceeded the peer group average and benchmark index return for the respective since-inception periods.

With respect to the Small Cap Fund, the Trustees reviewed comparative performance information for the one-year, three-year, five-year and since-inception periods ended December 31, 2016. The Trustees noted that the Small Cap Fund's performance exceeded its peer group average and Morningstar category average over the one-, three- and five-year periods, and exceeded the S&P 600 benchmark return over all periods except the three-year period, when it trailed slightly. The Fund also outperformed the benchmark index and peer group average for the since-inception period. Based upon their review, the Trustees concluded that each Fund's investment performance has been satisfactory.

Management Fees

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of the Funds, compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Adviser under the Advisory Contract, which was being amended to include administrative services at no additional charge to the Funds. The Trustees noted that the net management fee paid to the Adviser by the Growth Fund was the same as the average fee for the Large Blend Morningstar category, and below the average fee for the peer group of competitive funds identified by the Adviser.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

The Trustees noted that the management fee for the Balanced Fund was above the category average for all funds in its Morningstar category (50% to 70% Equity) but below the peer group average. Additionally, the Trustees noted that the Growth Fund's and Balanced Fund's total expense ratios were below the average total expense ratios of funds in their Morningstar category and the average expenses of competitive funds identified by the Adviser. With respect to the Small Cap Fund, the Trustees noted that while the management fee was above the Morningstar category average, the management fee was below the peer group average and the Fund's total expense ratio was below the Morningstar and peer group averages.

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients, including retirement funds, other institutional clients and individuals (Advisory Clients) with investment objectives similar to those of the Growth Fund and Balanced Fund. The Adviser provided the Trustees with information about the fee schedule for Advisory Clients and the differences in the scope of services provided to its Advisory Clients compared with the scope of those it provides to the Funds. In addition, the Trustees reviewed the investment advisory fee charged to an institutional client of the Adviser for sub-advisory services in the small-cap mandate. The Trustees noted that the Adviser provides certain services to the Funds that are not provided to Advisory Clients and the sub-advised account, such as office facilities and Fund officers, as well as various administrative services previously provided under a separate fund administration and servicing agreement. In addition, the level of investment decision-making is generally higher with respect to the Funds because cash flows result in purchase and sale decisions made by the Adviser almost every trading day. Having considered all of these factors, the Trustees concluded that the Funds' management fees are fair and reasonable for the services provided.

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's overall profitability as well as the allocation of profitability between Advisory Clients and the Funds. The profitability of the mutual fund business was further broken down among the Growth, Balanced and Small Cap Funds, as applicable. The Trustees reviewed the Adviser's financial assumptions and methods of expense allocation used. The Trustees noted that the administrative servicing fee was included in the profitability calculation. The Trustees believe that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. The Trustees also reviewed the Adviser's financial condition and determined it to be sound. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with the Funds is reasonable.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives proprietary investment research services from broker-dealers that execute the Funds' purchases and sales of securities, including invitations to conferences, meetings with company management and general research. As a general matter, the research services received from broker-dealers are used to service all accounts that invest in equity securities. The Trustees received and reviewed information concerning the Funds' brokerage commissions and allocation of Fund brokerage. The Trustees recognized that the Adviser's profitability would be lower if it did not receive proprietary research for soft dollars in connection with the Funds' brokerage activity. In addition, the Trustees considered that the Adviser's Advisory Clients benefit from access to and research obtained from brokers executing trades on behalf of the Funds. While difficult to measure, the Trustees concluded that the benefits the Adviser receives are fairly modest, given the Funds' relatively low portfolio turnover rates and the research capability that the Adviser itself maintains. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees considered the income earned by the Adviser for fund administrative services in the past, noting that this fee was proposed to be eliminated. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. The Trustees considered the asset levels in each of the Funds. The Trustees noted that the Adviser's approach has been to keep costs to the Funds as low as reasonably possible, including management fee levels. At the same time, the Adviser believes, and the Trustees concur, that it is entitled to earn reasonable returns on its mutual fund business. The Adviser acknowledged that while it is difficult to pinpoint the economies of scale to be realized by the Funds at any particular asset level, there is no question that such economies exist. Accordingly, the Adviser, under the terms of the Advisory Contract for the Growth Fund, established a breakpoint at the $2.5 billion asset level. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%). The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders. The Adviser believes, and the Trustees concur, that the consideration of establishing a breakpoint at certain asset levels would be an appropriate way for the Adviser to share its economies of scale in the event that the Balanced Fund continues to increase in size. The Trustees considered the Adviser's commitment to consider such a breakpoint in the future. The Trustees noted that the Small Cap Fund had recently implemented a soft close and the Advisor is closely monitoring flows into the Fund, but the Adviser does not believe that a breakpoint is appropriate given the Fund's current size. Considering their current level of assets, the Trustees concluded that the absence of breakpoints in the management fee for the Balanced Fund and Small Cap Fund is reasonable at this time.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

PRIVACY POLICY NOTICE (unaudited) (continued)

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We provide a notice annually describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power Funds Trust
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to a previous Form N-CSR filing, filed February 28, 2014.

(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	9/5/17

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	9/5/17

* Print the name and title of each signing officer under his or her signature.